EXHIBIT 10.1

                           ACKNOWLEDGMENT AND RELEASE

         PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT ACCEPTED
         ISSUER:  CHERRY TREE CAPITAL CORP. (K.N.A. NETMAXIMIZER.COM, INC.)
         PURCHASER:
         LEGAL COUNSEL:  VENTURE LAW CORPORATION

         I, the subscriber, release the Issuer, and its Legal Counsel from any claims that I have or may have arising from the above Subscription Agreement, legally terminated as of the signing of this mutual release, and acknowledge the return of my subscription funds in full and consent to the cancellation of all shares issued in connection with this matter.

         DATED at ____________________ , this ____ day of ____________, 1999.



Witness:
        -------------------------------  --------------------------------------
                                         Signed by:
                                                   -----------------------------
                                                   Print Name
Address:
        -------------------------------

        -------------------------------  Address:



         I, the Issuer, release the Subscriber, and my Legal Counsel from any claims that I have or may have arising out of the above Subscription Agreement, legally terminated as of the signing of this mutual release, and agree to return the subscription funds in the amount of US $_______ to the Subscriber in full. I, the Issuer, acknowledge and agree all shares issued in connection with the Subscription Agreement will be cancelled.

         DATED at ________________, ______________ this ______ day of
____________, ______.

                                      NETMAXIMIZER.COM, INC.

Witness:

                                      ------------------------------------------
                                      Authorized Signatory
Address:
                                      Address:


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                           RNL REALTY ASSOCIATES, INC.
                         7695 SW 104th Street, Suite 210
                                 Miami, FL 33156

                             INVESTOR QUESTIONNAIRE
                             ----------------------

THE FOLLOWING INVESTOR QUESTIONNAIRE IS ESSENTIAL TO INSURE THAT THIS PRIVATE OFFERING IS CONDUCTED IN FULL COMPLIANCE WITH RULE 504 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE QUESTIONNAIRE WILL REMAIN ON FILE IN ABSOLUTE CONFIDENCE IN THE OFFICE OF THE COMPANY. YOUR COOPERATION IN THE FULL COMPLETION OF THE INVESTOR QUESTIONNAIRE IS GREATLY APPRECIATED.

Please answer each question fully and attach additional information, if necessary. If the answer to any question is "None" or "Not Applicable," please state so. Please sign and date the Questionnaire on the final page.

Gentlemen,

I understand that each "Share" being subscribed for consists of one share in the common stock of RNL REALTY ASSOCIATES, INC. (the "Company") with a part value of $0.001 per share (the "Shares") for $0.001 per Share.

I further understand that the Shares herein offered to me will not be registered under the SECURITIES ACT OF 1933, as amended and applicable state securities law (the "State Act"). I also understand that in order to insure that the offer and sale of the Shares (the "Offering") are exempt from registration under the SECURITIES ACT OF 1933 and the State Acts, the Company is required to have reasonable grounds to believe, and must actually believe, after making reasonable inquiries and prior to making any sale, that all purchasers are able to evaluate the merits and risks of an vestment in the Shares.

In order to induce you to permit the undersigned to purchase the Shares, I hereby warrant and represent to you as follows:

1.       Subscriber's Name:

         Home Address:

         Home Phone:

         Social Security No., or
         Employers Identification No:

         Date of Birth:

2.       Occupation/Business

         Present Employer

         Business Address:

         Business Phone:

3.       ACCREDITED INVESTOR STATUS:

Check one of the following representations (a) through (d), if applicable. If not applicable, proceed to question 4.

___      (a)      My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.
___      (b)      My individual income was in excess of $200,000 in each of the two most recent years, or my joint income with my spouse was excess of $300,000 in each of the two most recent years, and I reasonably expect to reach the same income level in the
                  current year.
___      (c)      I am a director or executive officer of the Company.
___      (d)      My net worth or joint net worth is at least:  (Check one):

         IF AN INDIVIDUAL

         with my spouse is at least:
         ___      $500,000 to $1 million
         ___      $1 million to $5 million
         ___      over $5 million

         IF A CORPORATION

         ___      over $5 million

         ___      all equity owners are accredited investors under statement
                  3(d) above

         IF A TRUST

         ___      trust assets over $5 million
         ___      trustee is (i) a bank, or savings and loan association or
                  other institution, as defined in Sections 3(a)(2) or 3(a)(5)(A) of the SECURITIES ACT OF 1933, (ii) acting in its fiduciary capacity as trustee, and (iii) subscribing on behalf of a trust for the purchase of the Units
         ___      all grantors are accredited investors under statement 3(d)
                  above.

4.       NON-ACCREDITED INVESTOR STATUS:

My net worth, excluding home, furnishings, automobiles, and other assets which are not readably marketable is in excess of: (Check one)

___      $65,000
___      $100,000
___      $200,000
___      $300,000
___      over $300,000


The current market value of my liquid assets is $
                                                 -------------------------------

5. Have you previously participated in other private placements?

         Yes                                No

6. State the types of investments in which you have previously participated:

         Types of Investments:                Amount of Investment:

         ---------------------------          ---------------------------------

         ---------------------------          ---------------------------------

         ---------------------------          ---------------------------------

         ---------------------------          ---------------------------------

7. State your investment objectives by checking the following where applicable

           ____   Income
           _X__   Appreciation
           ____   Other:___________________________

8.       GENERAL WARRANTIES:

         (a) SEC Rule 504 of Regulation D requires that each purchaser who is not an Accredited Investor have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

         I represent and warrant that I have such knowledge and experience in financial and business matters, and that I am capable of evaluating the merits and risks of an investment decision.

         (b) I agree and warrant I am familiar with the business and financial condition, properties, operations and prospects of the Company. I have obtained copies of all information I deem necessary or appropriate to evaluate the merits and risks of an investment in the Units and underlying Shares. I further acknowledge that I have had the opportunity to ask questions of, and to receive answers from representatives of the Company concerning the terms and conditions of the offering.

         (c) I represent and warrant to the Company that information contained in this Investor Questionnaire is true, complete and correct.


                                                Date:
                                                     ---------------------------
Per:  Authorized Signatory

                GENERAL SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE
                ------------------------------------------------

                           RNL REALTY ASSOCIATES, INC.

                         GENERAL SUBSCRIPTION AGREEMENT


RNL Realty Associates, Inc.
(the "Company")
7695 SW 104th Street, Suite 210
Miami, FL  33156

Gentlemen:

         The undersigned hereby tenders this Subscription Agreement to you and applies for the purchase of _______ shares of the Company for $0.001 each for an aggregate purchase price of $______. The securities being offered are shares in the common stock of the Company with a par value of $0.001 per share (the "Shares"). All sums are in U.S. currency.

The undersigned hereby acknowledges:

         (a) the undersigned is familiar with the business and financial condition, properties, operations and prospects of the Company and the undersigned has obtained copies of all information the undersigned deems necessary or appropriate to evaluate the merits and risks of an investment in the Shares. The undersigned further acknowledges that the undersigned has had the opportunity to ask questions of, and to receive answers from representatives of the Company concerning the terms and conditions of the offering;

         (b) that upon the execution hereof by the undersigned, payment by the undersigned of the full price of the Shares subscribed for hereby shall be due and payable and shall accompany the return of this Subscription Agreement by the undersigned and shall be payable in U.S. funds;

         (c) that in the event this Subscription Agreement is rejected by the Company, the initial payment by the undersigned shall be returned to the undersigned with the notice of such rejection;

         (d) that any cash payment for the Shares (in a form payable to the Company) will be deposited directly into the Company's bank account and will be immediately available for use by the Company. In the event that this subscription has not been accepted by the earliest of (1) the date the Company may, in its sole discretion, determine; (2) the date on which all the Shares are sold; or (3) March 5, 1999 (the "Closing Date"), the payment made by the undersigned and documents provided will be promptly returned by the Company to the undersigned without further obligation;

         (e) the undersigned understands and acknowledges that an investment in the Company is not liquid, not easily transferable or disposed of, and that he has no need for liquidity of this investment. The Shares issued under Rule 504 to Ontario residents will bear a restrictive legend; and

         (f) that each subscriber is personally liable for the total amount of the subscription price.

In consideration of the sale of the Shares and intending to be legally bound, the undersigned hereby represents and warrants as follows:

1. The undersigned has substantial knowledge, skill and experience in business, financial and investment matters and is capable of evaluating the merits and risks of an investment in the Shares. To the extent that the undersigned has deemed it appropriate to do so, the undersigned has retained, at his or her own expense, and relied on, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing the Shares.

2. The principal residence of each of the undersigned, if an individual, is in the State, Province or Country shown in this Subscription Agreement; if the undersigned is a corporation, trust or other entity (except a partnership), it was incorporated or organized and is existing under the laws of the State, Province or Country shown in this Subscription Agreement; if the undersigned is a partnership, the principle residence of all of its general partners are in the States shown in this Subscription Agreement; and if the undersigned is a corporation, trust, partnership or other entity; it was not organized for the specific purpose of acquiring the Shares.

3. The Shares for which the undersigned hereby subscribes will be acquired solely for the account of the undersigned (or if the undersigned is a trust, solely for the beneficiaries thereof), for investment and is not being purchased for subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or to anyone else, the Shares which the undersigned hereby subscribes to purchase or any part thereof, and the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

4. The Company has made all documents pertaining to this investment available to the undersigned.

5. The undersigned is investing in his own name or in the capacity indicated herein; and was not solicited by any form of general solicitation or general advertising.

6. The undersigned, if an individual, is at least 21 years of age and a bona fide resident of the State, Province or Country indicated herein and has no present intention of becoming a resident of any other state or jurisdiction.

The undersigned is one of the following:  (Please check one)

         FOR INDIVIDUAL INVESTORS ONLY
         -----------------------------

         _____    (a)      a natural person who has an individual net worth, or
                           joint forth with that person's spouse of more than $1,000,000; or

         _____    (b)      a natural person who had an individual income in
                           excess of $200,000 (a joint income in excess of $300,000 with his spouse) in each of the two most recent years and who reasonably expects to reach the same income level in the current year; or

         _____    (c)      a director or executive officer of the Company;

         _____    (d)      a person with an annual income of at least $65,000
                           per year with sufficient knowledge and experience in financial and business matters to valuate the risks of the investment.

                  (e)      none of the above.

         FOR CORPORATE INVESTORS ONLY

         _____    (f)      the undersigned hereby certifies that it is an
                           accredited investor because it has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company;

         _____    (g)      the undersigned hereby certifies that it is a
                           accredited investor because all of its equity owners are accredited investor under statement 6(a), (b),
                           (c), or (d) above.

         _____    (h)      none of the above.


         FOR TRUSTS
         ----------

         _____    (i)      the undersigned hereby certifies that it is an
                           accredited investor because it is a trust which has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Company and that the purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Company;

         _____    (j)      the undersigned hereby certifies that it is an
                           accredited investor because it is (i) a bank, or savings and loan association or other institution, as defined in Sections 3(a)(2) or 3(a)(5)(A) of the SECURITIES ACT OF 1935, (ii) acting in its fiduciary capacity as trustee, and (iii) subscribing on behalf of a trust of the purchase of the Shares.

         _____    (k)      the undersigned hereby certifies that it is an
                           accredited investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors under either statement 6(a),
                           (b), (c), or (d) above.

         _____    (l)      none of the above.


7. If the undersigned warrants eligibility for participation in accordance with Paragraph 6(d) above, undersigned hereby represents and warrants that he has an individual net worth (or joint net worth with his spouse) at the time of Subscription of at least $65,000 (exclusive of home, home furnishings and personal automobiles) for the Shares subscribed for.

8. The undersigned acknowledges an understanding of the restrictions on transferability of the Shares purchased herein.

The undersigned acknowledges and is aware of the following:

9. This subscription may be accepted or rejected, in whole or in part by the Company in its sole and absolute discretion.

10. The Shares are a speculative investment which involves a high degree of risk of loss by the undersigned of the entire investment of the undersigned and there is no assurance of any income from such investment.

11. No federal or state agency has made any finding or determination as the fairness of the offering, or any recommendation or endorsement of the Shares.

12. There are substantial restrictions on the transferability of the Shares. There will be no public market for the Shares, and accordingly, the undersigned will need to bear the economic risk of his investment for an indefinite period of time and will not be readily able to liquidate this investment in case of any emergency. Further, the Shares issued under Rule 504 of Regulation D of the SECURITIES ACT OF 1933 issued to Ontario residents will also bear a restrictive legend concerning resale restrictions imposed by the Ontario securities legislation.

13. The undersigned agrees not to transfer or assign this subscription or any interest therein and agrees that if this subscription is accepted by the Company, the assignment and transferability of the Shares purchased by the undersigned will be governed by all applicable state, provincial and federal laws.

14. In connection with this subscription, the undersigned is relying on the following representations and warranties of the Company:

         (a) the Company has been duly incorporated and organized, is validly subsisting under the laws of its jurisdiction of incorporation, is current and up to date with all material filings required to be made under the laws of that jurisdiction and has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted or proposed to be conducted;

         (b) the authorized capital of the Issuer consists of 50,000,000 shares of common stock with a par value of $0.001 per share, of which 1,000,000 shares have been validly issued and are outstanding as of the date hereof;

         (c) no person has any agreement or option, or any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement (including convertible securities or warrants), to acquire any unissued shares or other securities of the Company;

         (d) the Company has not entered into any contracts, commitments or engagements or incurred any liabilities that could be regarded as presently material to a proposed investor in this offer of shares other than contracts, commitments or engagements entered into or liabilities incurred in the ordinary course of business of the Company and except in connection with the offering of the subject shares;

         (e) to the knowledge of the Company, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Company, at law or in equity, before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially and adversely affect the Company taken as a whole or which may question the validity of the issue and sale of the shares;

         (f) neither the acceptance or execution of this subscription agreement nor the consummation of the transactions provided for or contemplated herein results ore will result in the breach of nor conflict with any of the terms, conditions or provisions of, or will constitute a default under, the articles, by-laws or resolutions of the Company or any indenture, agreement or instrument to which the Company is a party or is bound;

         (g) the balance sheet of the Company as at June 10, 1995 and the statements of income, retained earnings and changes in cash for the years then ended, together with the report of the auditors of the Company thereon, have been prepared in accordance with the accounting practices described in the notes thereto, on a basis consistent with previous years and present fairly the assets, liabilities and the financial condition of the Company as at such dates and the sales, income and results of operations of the Company during the periods covered thereby;

         (h) the unaudited financial statements of the Company as at December 31, 1997 have been prepared in accordance with the same accounting practices described in section (k) above applied on a basis consistent with previous years and present fairly the sales, income and results of operations of the Company during the periods covered thereby;

         (i) the proceeds to the Company from the sale of the shares will be used as general working capital;

         (j) as far as the current Board of Directors are aware there has been no material change (actual, anticipated, contemplated or threatened, financial or otherwise) except as publicly disclosed prior to February 28, 1999, in the business, affairs, operations, capital, assets or liabilities (contingent or otherwise) of the Company since June 10, 1998; and

         (k) the shares of the common stock of the Company are quoted on the Over the Counter Bulletin Board operated by the National Association of Securities Dealers in the United States.

The undersigned recognizes that the offer and sale of the Shares to the undersigned is based on the representations and warranties of the undersigned contained in Paragraphs 1 through 8 above and hereby agrees to indemnify the Company and the officers and directors of the Company, and to hold each of such entities and persons harmless against all liabilities, costs or expenses (including reasonable attorney's fees) arising by reason of or in connection with any misrepresentations or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by the undersigned in violation of the SECURITIES EXCHANGE ACT OF 1934, as amended, the SECURITIES ACT OF 1933, as amended, or any other applicable federal or state statute.

Upon acceptance by the Company of the subscription agreement by the undersigned, the undersigned agrees to become an investor in the Company. The undersigned acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this subscription agreement or any agreements of the undersigned herein, and that such subscription or agreements shall survive (a) changes in transactions, documents, and instruments described in any materials provided by the Company which the aggregate are not material, and (b) the death or disability of the undersigned; provided, however, that if the Company shall not have accepted this subscription by the Closing Date, either by personally delivering to the undersigned an executed copy hereof reflecting such acceptance or by depositing in the United States Mail, postage prepaid, a written notice of acceptance addressed to the undersigned hereunder, and the power of attorney granted hereby shall be automatically canceled, terminated and revoked.

The undersigned acknowledges that he/she is a person who has knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risk of an investment in the Company and making an informed decision.

RNL REALTY ASSOCIATES, INC.                   Date:    3/1/99
                                                    --------------------------


---------------------------------------------------------
Per:  Authorized Signatory

                           RNL REALTY ASSOCIATES, INC.

                            REGISTRATION INSTRUCTIONS

         Please register the Shares acquired by the undersigned as follows:


         ---------------------------------------------------------
         Printed Name


         ---------------------------------------------------------
         Address


         -----------------------------------------------------------
         City              State/Province            Zip Code/Postal Code

         N/A
         ---------------------------------------------------------
         Social Security Number/Employer Identification Number

         Number of Shares:
                          -------------------------

         Date Acquired:  3-1-99
                       -------------------------


                                                3/1/99
--------------------------------             -----------------------------------
Signature                                     Date


--------------------------------
Printed Name